SUPPLEMENT TO THE PROSPECTUS

             CREDIT SUISSE INSTITUTIONAL FUND - HARBINGER PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus.

FOOTNOTE 1 TO THE "AVERAGE ANNUAL TOTAL RETURNS" TABLE FOUND ON PAGE 7 OF THE PROSPECTUS IS REPLACED WITH THE FOLLOWING:

The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

Dated: April 26, 2005                                              CSHBG-16-0405
                                                                   2005-011